UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 17, 2006

Metal Management, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-14836	94-2835068
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

325 N. LaSalle St., Suite 550, Chicago, Illinois		60610
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(312) 645-0700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On May 17, 2006, Metal Management, Inc. (the "Company") issued a press release announcing that it has completed the acquisition of a scrap metal recycling facility in East Chicago, Indiana from OmniSource Corporation. Terms of the transaction were not disclosed.

A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference. The attached press release can also be accessed on the Company's website at www.mtlm.com.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press release, dated May 17, 2006, issued by Metal Management, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metal Management, Inc.

May 17, 2006	By:	/s/ Robert C. Larry

Name: Robert C. Larry
Title: Executive Vice-President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated May 17, 2006, issued by Metal Management, Inc.